SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                     -------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 25, 2004

                               IDAHO POWER COMPANY

             (Exact name of registrant as specified in its charter)

            Idaho                        1-3198               82-0130980

 (State or other                       (Commission          (I.R.S. Employer
 jurisdiction of incorporation         File Number)        Identification No.)

                             1221 West Idaho Street
                             Boise, Idaho 83702-5627
                  (Address of principal executive offices) (Zip Code) Registrant's telephone number, including area code (208) 388-2200


                              --------------------

              Former name or address, if changed since last report.


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                               Idaho Power Company

                                    Form 8-K

Item 7.   Financial Statements and Exhibits.

          ------------------------

          (c)   Exhibits

                5.1- Opinion and consent of Robert W. Stahman, Esq., dated March 25, 2004, filed in connection with Registration Statement on Form S-3 (File No. 333-103812)

                5.2- Opinion and consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P., dated March 25, 2004, filed in connection with Registration Statement on Form S-3 (File No. 333-103812)


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IDAHO POWER COMPANY

                                     By: /s/ Darrel T. Anderson
                                        ------------------------
                                     Darrel T. Anderson
                                     Vice President, Chief Financial Officer
                                     and Treasurer

Dated: March 25, 2004


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                                  Exhibit Index


Exhibit Number                Exhibit

     5.1- Opinion and consent of Robert W. Stahman, Esq., dated March 25, 2004, filed in connection with Registration Statement on Form S-3 (File No. 333-103812)

     5.2- Opinion and consent of LeBoeuf, Lamb, Greene & MacRae, L.L.P., dated March 25, 2004, filed in connection with Registration Statement on Form S-3 (File No. 333- 103812)


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